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                                                                     EXHIBIT 4.2


COMMON STOCK                                                       COMMON STOCK
NUMBER                                                             SHARES



                                     [LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                 MEDICALCV, INC.


                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                                                  COMMON STOCK CUSIP 584639 10 8


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

                           MEDICALCV, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:


         SECRETARY                                     CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         REGISTRAR & TRANSFER COMPANY
         TRANSFER AGENT AND REGISTRAR

BY
         AUTHORIZED SIGNATURE


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         A statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof, upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           as tenants in common
TEN ENT           as tenants by the entireties
JT TEN            as joint tenants with right of survivorship and not as tenants in common
COMM PROP         as community property (until age _______________)
UNIF GIFT MIN ACT _____ Custodian _____ under Uniform Gift to Minors Act _____
                 (Cust)           (Minor)                               (State)
UNIF TRF MIN ACT  ___ Custodian ___ under Uniform Transfers to Minors Act ___
                  (Cust)        Minor)                                   (State)
                     (until age ____)

Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________________________________       _______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) ________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated  _____________________________

         X _______________________________________

         X _______________________________________

         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By _____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.